Exhibit 99.1

Patriotic Marketplace PublicSq. Stock and Warrants Begin

Trading on the New York Stock Exchange Under Ticker Symbols

“PSQH” and “PSQH WS”

Trading Commences Following Successful Closing of Business Combination with Colombier

WEST PALM BEACH, Fla.—July 20, 2023 -- PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSq.” or the “Company”), a leading marketplace of patriotic businesses and consumers, announced that after the successful completion of the business combination between PublicSq. (formerly Colombier Acquisition Corp. (“Colombier”), a special purpose acquisition company) and PublicSq.’s wholly-owned subsidiary PublicSq. Inc., trading of PublicSq.’s shares of Class A common stock and warrants on the New York Stock Exchange (“NYSE”) commenced today under the symbols “PSQH” and “PSQH WS,” respectively. At market open, the ticker symbol will switch from “CLBR” to “PSQH” for the Company’s shares of Class A common stock and from “CLBR WS” to “PSQH WS” for the warrants.

To celebrate the listing, PublicSq.’s Founder and Chief Executive Officer, Michael Seifert, Colombier’s former Chairman and Chief Executive Officer, Omeed Malik, and members of the post-closing board of directors and management team will ring the opening bell at the NYSE at market open today.

Michael Seifert commented: “We could not be more excited to begin trading on the NYSE and to officially become a company owned by ’We the People.’ We’re humbled by the extraordinary community on PublicSq.’s platform that has grown into the largest freedom-loving economy in the world. Now it is time to embrace the next phase of PublicSq. and our mission.”

About PublicSq.

PublicSq. is an app and website that connect freedom-loving Americans to high-quality businesses that share their values, both online and in their local communities. The primary mission of the platform is to help consumers “shop their values” and put purpose behind their purchases. In less than ten months since its nationwide launch, PublicSq. has seen tremendous growth and proven to the nation that the parallel, “patriotic” economy can be a major force in commerce. The platform has over 55,000 businesses from a variety of different industries and over 1.1 million consumer members. It is free to join for both consumers and business owners alike. To learn more, download the app on the App Store or Google Play, or visit PublicSq.com.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the future held by PublicSq.’s management team and the products and markets, future financial condition, expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the outcome of any legal proceedings that may be instituted against PublicSq. related to the business combination with Colombier, (ii) the ability to maintain the listing of PublicSq.’s securities on the New York Stock Exchange or another national securities exchange, (iii) changes in the competitive industries and markets in which PublicSq. operates; variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSq.’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (vi) risks related to PublicSq.’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) expectations with respect to future operating and financial performance and growth, including when PublicSq. will generate positive cash flow from operations, (viii) the ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSq.’s business plan, (ix) the ability to execute PublicSq.’s anticipated business plans and strategy, (x) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (xi) risk of loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve and (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of the Registration Statement on Form S-4, as amended, filed by Colombier, including the definitive proxy/prospectus declared effective by the United States Securities and Exchange Commission (“SEC”) on June 30, 2023 and other documents filed or to be filed by PublicSq. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSq. does not assume any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSq. gives no assurance that PublicSq. will achieve its expectations.

Contacts

For Investors:

Longacre Square Partners

IRCLBR@longacresquare.com

For Media:

JCONNELLY

psq@jconnelly.com